                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant [_]

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[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              CIRRUS LOGIC, INC.
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               (Name of Registrant as Specified In Its Charter)

                              CIRRUS LOGIC, INC.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JULY 31, 1997

TO THE SHAREHOLDERS OF CIRRUS LOGIC, INC.

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Cirrus Logic, Inc. (the "Company"), a California corporation, will be held on Thursday, July 31, at 2:00 p.m., local time, at the offices of the Company, 3100 West Warren Avenue, Fremont, California 94538 for the following purposes:

  1. To elect directors to serve during the ensuing year.

  2. To approve an amendment to the Company's 1989 Employee Stock Purchase Plan that will increase the number of shares of Common Stock available for grant under the plan by 1,000,000 shares.

  3. To approve an amendment to the Company's 1996 Stock Plan that will increase the number of shares of Common Stock available for grant under the plan by 2,000,000 shares.

  4. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company.

  5. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only shareholders of record at the close of business on June 2, 1997, are entitled to notice of and to vote at the meeting and any continuation or adjournment thereof.

                                          For the Board of Directors

                                          Robert F. Donohue, Secretary

Fremont, California
June 16, 1997


                            YOUR VOTE IS IMPORTANT

   ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. RETURNING YOUR PROXY WILL HELP THE COMPANY ASSURE A QUORUM AND AVOID THE ADDITIONAL EXPENSE OF DUPLICATE PROXY SOLICITATIONS. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED THE PROXY.

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                                PROXY STATEMENT

                      1997 ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 31, 1997

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed proxy is solicited on behalf of the Board of Directors of Cirrus Logic, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Thursday, July 31, 1997, at 2:00 p.m., local time (the "Annual Meeting"), or at any continuation or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal offices of the Company, located at 3100 West Warren Avenue, Fremont, California 94538. The telephone number at this address is (510) 623-8300.

  These proxy solicitation materials and the Company's Annual Report to Shareholders for the fiscal year ended March 29, 1997, including financial statements, were mailed on or about June 16, 1997 to all shareholders entitled to vote at the Annual Meeting.

RECORD DATE AND SHARE OWNERSHIP

  Only shareholders of record at the close of business on June 2, 1997 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 66,436,030 shares of Common Stock outstanding. For information regarding holders of more than 5% of the outstanding Common Stock, see "Share Ownership of Directors, Executive Officers and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

  Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. It may be revoked by filing, with the Secretary of the Company at the Company's principal offices, 3100 West Warren Avenue, Fremont, California 94538, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person.

VOTING AND SOLICITATION

  Each shareholder voting for the election of directors may cumulate his or her votes, giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote, or distributing the shareholder's votes on the same principle among as many candidates as the shareholder chooses, provided that votes may not be cast for more than seven candidates. However, no shareholder shall be entitled to cumulate votes for any candidate unless the candidate's name has been properly placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters, each share has one vote.

  The cost of this solicitation will be borne by the Company. The Company has retained Skinner & Co. to aid in the solicitation of proxies from shareholders, banks and other institutional nominees. The fees and expenses of this solicitation are not expected to exceed $6,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitations by directors, officers or employees of the Company. No additional compensation will be paid for any such services.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

  The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" (the "Votes Cast") at the Annual Meeting with respect to such matter.

  While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

  Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

  Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1998 Annual Meeting of Shareholders must be received by the Company no later than February 17, 1998, in order that they may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  The Company's Board of Directors is comprised of six members, all of whom are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. All nominees are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner and in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders and until a successor has been duly elected and qualified.

NOMINEES FOR DIRECTOR

  Set forth below is certain information regarding the nominees:

                                                                  DIRECTOR
               NAME              AGE  POSITION WITH THE COMPANY    SINCE
               ----              ---  -------------------------   --------
   Michael L. Hackworth (1)(4).  56  President, Chief Executive     1985
                                     Officer and Director
   Suhas S. Patil (1)(4).......  52  Chairman of the Board and      1984
                                     Director
   C. Gordon Bell (2)(4).......  62  Director                       1990
   D. James Guzy (1)(3)(4).....  61  Director                       1984
   Walden C. Rhines (1)(3).....  50  Director                       1995
   Robert H. Smith (2)(3)......  60  Director                       1990

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(1) Member of the Executive Committee
(2) Member of the Audit Committee
(3) Member of the Compensation Committee
(4) Member of the Nominating Committee

  Mr. Hackworth, a founder of the Company, has served as President, Chief Executive Officer and a Director of the Company since January 1985. He is also a director of Read-Rite Corporation.

  Dr. Patil, a founder of the Company, has served as Chairman of the Board and Director since the Company was founded in 1984. He served as Vice President, Research and Development until March 1990 and Executive Vice President, Products and Technology thru April 1997. He is also a director of CyberMedia, Inc.

  Dr. Bell has been a Senior Researcher with Microsoft Corporation since August 1995. He was a computer consultant from November 1991 until August 1995 and Chief Scientist for Stardent Computer, a manufacturer of high-performance graphics super-computers, from November 1987 until November 1991.

  Mr. Guzy has been President of Arbor Company, a Nevada limited partnership engaged in the electronics and computer industry, since 1969. He is also a director of Intel Corporation, Micro Component Technology, Inc., Novellus Systems, Inc., Davis Selected Advisors Group of Mutual Funds and Alliance Capital Management Technology Fund.

  Dr. Rhines has been President and Chief Executive Officer and a director of Mentor Graphics Corporation, a maker of electronic design automation products, since October 1993. Previously, he was Executive Vice President, Semiconductor Group at Texas Instruments, Inc. from May 1987 to October 1993. He is also a director of TriQuint Semiconductor.

  Mr. Smith has been Executive Vice President, Finance and Administration, Chief Financial Officer, Secretary and a director of Novellus Systems, Inc., a capital equipment manufacturer, since October 1996. From June 1994 to September 1994, he was Chairman of the Board of Micro Component Technology, Inc., an equipment manufacturer. He was President of Maxwell Communication Corporation North America, a printing, publishing, telecommunications and information management company, from August 1988 to July 1990.

  There are no family relationships between any directors or executive officers of the Company.

BOARD MEETINGS AND COMMITTEES

  During the fiscal year ended March 29, 1997 (the "Last Fiscal Year"), the Board of Directors held seven meetings. Each of the incumbent directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of the committees, if any, upon which such director served.

  The Board of Directors has four (4) standing committees: the Executive Committee, the Audit Committee, the Compensation Committee, and the Nominating Committee.

  The Executive Committee, which consists of directors Guzy, Hackworth, Patil and Rhines, was established to work on special projects as may be designated from time to time by the Board of Directors. During the Last Fiscal Year, the Executive Committee met eight times.

  The Audit Committee, which consists of directors Bell and Smith, was established to review, in consultation with the independent auditors, the Company's financial statements, accounting and other policies, accounting systems and system of internal controls. The Audit Committee met twice during the Last Fiscal Year.

  The Compensation Committee, which consists of directors Guzy, Rhines and Smith, was established to grant stock options under the Company's Option Plans and to review the Company's programs relating to the recruitment, retention and motivation of employees, the Variable Compensation Plans and other similar programs for recommendation to the Board of Directors. The Compensation Committee met five times during the Last Fiscal Year. In addition, the Committee approved stock option grants on a monthly basis by means of Unanimous Written Consents.

  The Nominating Committee, which consists of directors Bell, Guzy, Hackworth and Patil, was established to seek qualified candidates for nomination to the Board. There were no meetings of the Nominating Committee during the Last Fiscal Year. The Nominating Committee intends to conduct its evaluation of potential candidates independently and confidentially; therefore, it does not intend to accept shareholder recommendations of candidates.

COMPENSATION OF DIRECTORS

  Non-employee directors are compensated as follows: a retainer of $4,000 is paid each quarter; a fee of $2,000 per day is paid for each regular or special meeting of the Board of Directors or committee meetings attended in person; a fee of $2,000 per day is paid for consulting services; and travel expenses are reimbursed for any director who travels more than 50 miles to attend a meeting. During the Last Fiscal Year, no consulting fees were paid to directors.

  In addition, in January 1990 the Company adopted a Directors' Stock Option Plan (the "Directors' Plan"), which was approved by the shareholders in July 1990. Under the terms of the Directors' Plan, each non-employee director is automatically granted, on the date he or she first becomes a director, an initial option to purchase 20,000 shares and, on the date of his or her annual reelection to the Board, an additional option to purchase 5,000 shares. The exercise price of the automatic options is the fair market value of the Common Stock as determined by the closing price reported by the Nasdaq National Market on the date of grant. Options granted under the Directors' Plan have a five-year term and vest over four years: one-quarter (1/4) of the shares vest one year from the date of grant and one forty-eighth (1/48th) of the total shares vest each month thereafter.

  On August 1, 1996, automatic options were granted to directors Bell, Guzy, Rea, Rhines and Smith to purchase 5,000 shares of Common Stock at an exercise price of $14.0625 per share, the fair market value on the date of grant. Mr. Rea is not standing for reelection.

VOTE REQUIRED

  The six nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under California law.

                                  PROPOSAL 2

                 APPROVAL OF AN AMENDMENT TO THE 1989 EMPLOYEE
                              STOCK PURCHASE PLAN

  The Company's 1989 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in March 1989 and approved by the shareholders in May 1989. A total of 200,000 shares of Common Stock were initially reserved for issuance thereunder. By subsequent amendments to the Purchase Plan, the shares reserved have been increased to 3,400,000 shares.

PROPOSED AMENDMENT TO THE PURCHASE PLAN

  On March 19, 1997, the Board of Directors approved an amendment to the Purchase Plan to further increase the aggregate number of shares authorized for issuance thereunder by 1,000,000 shares, bringing the total number of shares reserved under the Purchase Plan to 4,400,000 shares. Proposal 2 seeks shareholder approval of this amendment.

  The Board considers the increase in shares necessary to meet the Company's current needs. The Board further believes that the Purchase Plan is an integral component of the Company's benefits program that is intended to provide employees with an incentive to exert maximum effort for the success of the Company and to participate in that success through the acquisition of the Company's Common Stock. As of March 29, 1997, approximately 1,520 or 59% of the Company's eligible employees were participating in the Purchase Plan.

VOTE REQUIRED

  The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Purchase Plan.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

  The essential provisions of the Purchase Plan are outlined below.

ADMINISTRATION

  The Purchase Plan is administered by the Compensation Committee of the Board of Directors.

ELIGIBILITY

  Only employees may participate in the Purchase Plan. For this purpose, an "employee" is any person who is regularly employed at least twenty (20) hours per week and five (5) months per calendar year by the Company or any of its majority-owned subsidiaries. No employee shall be permitted to subscribe for shares under the Purchase Plan if, immediately after the grant of the option, the employee would own five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its subsidiaries (including stock issuable upon exercise of options held by him or her), nor shall any employee be granted an option that would permit him or her to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) under the Purchase Plan in any calendar year. As of December 29, 1996 (the last enrollment date), there were approximately 2,750 employees eligible to participate in the Purchase Plan, of whom approximately 1,740 were participants.

OFFERING PERIOD

  There is generally one offering under the Purchase Plan during each six (6) month period. The first offering period commenced on June 8, 1989, and terminated on December 31, 1989. Subsequent offering periods were

January 1 through June 30 and July 1 through December 31. Since the Compensation Committee has the power to change the duration of future offering periods, on May 24, 1994, the offering periods were amended to coincide with the accounting and payroll schedules and include thirteen pay periods per offering. Accordingly, the current offering will end on June 28, 1997. The offering periods shall continue until the Purchase Plan is terminated. The first day of an offering period is referred to as the "Offering Date." The last day of an offering period is referred to as the "Exercise Date."

PURCHASE PRICE

  The purchase price per share at which shares will be sold in an offering under the Purchase Plan is the lower of (i) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Exercise Date. The fair market value of the Common Stock on a given date shall be the closing price as reported in the Wall Street Journal.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

  The purchase price of the shares is accumulated by payroll deductions over the offering period. The Purchase Plan provides that the aggregate of such payroll deductions during the offering period shall not exceed fifteen percent (15%) of total compensation during said offering period. However, beginning with the offering of July 1, 1990, each participant was limited to ten percent (10%) of base compensation and the right to purchase a maximum of 500 shares in each offering. Such restrictions will apply until the Compensation Committee takes further action. During the offering period, a participant may discontinue his or her participation in the Purchase Plan, and may decrease but not increase the rate of payroll deductions.

  All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan and are included with the general funds of the Company. Funds received upon sales of stock under the Purchase Plan are used for general corporate purposes.

WITHDRAWAL

  A participant may terminate his or her interest in a given offering by signing and delivering to the Company a notice of withdrawal from the Purchase Plan at least fifteen (15) days prior to the Exercise Date of the offering period.

TERMINATION OF EMPLOYMENT

  Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event the payroll deductions credited to the participant's account will be returned without interest to such participant or his or her heirs.

CAPITAL CHANGES

  In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as stock splits or stock dividends, resulting in an increase or decrease in the number of outstanding shares of Common Stock, proportionate adjustments will be made by the Company in the shares subject to purchase and in the price per share.

EFFECT OF LIQUIDATION, DISSOLUTION, SALE OF ASSETS OR MERGER

  In the event of liquidation or dissolution of the Company, an employee's participation in the Purchase Plan will be terminated immediately before consummation of such event unless otherwise provided by the Board. In the event of a sale of all or substantially all of the assets of the Company or a merger of the Company with or into another corporation, the employee's rights may be satisfied by assumption of the Company's obligations by such acquiring or successor corporation. If such corporation refuses to assume those obligations, the Board shall allow the immediate exercise of the employee's rights for fifteen (15) days, after which the employee's rights under the Purchase Plan shall terminate.

AMENDMENT AND TERMINATION OF THE PLAN

  The Board may at any time amend or terminate the Purchase Plan, except that no such termination shall affect options previously granted and no amendment shall make any change in an option granted prior thereto that adversely affects the rights of any participant. Under the Purchase Plan, an amendment to increase the number of shares reserved for issuance requires the approval of the shareholders of the Company. The Plan will terminate in March 2009, unless terminated earlier by the Board.

TAX INFORMATION

  The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the Offering Date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the Offering Date. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period described above and subject to the limitation on deductibility set forth in Section 162(m) of the Code.

  The foregoing is only a summary of the effect of federal income taxation laws upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

PARTICIPATION IN THE PURCHASE PLAN

  Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her respective determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. The following table sets forth information with respect to the shares purchased during the Last Fiscal Year by (i) the executive officers named in the Summary Compensation Table below (the "Named Officers"), (ii) all current executive officers as a group, and (iii) all other employees as a group who participated in the Purchase Plan.

                                                          NUMBER OF
                                                            SHARES     DOLLAR
              NAME (OR GROUP) AND POSITION                PURCHASED  VALUE (1)
              ----------------------------                ---------- ----------
Michael L. Hackworth.....................................      903   $    2,265
Chief Executive Officer and President
William D. Caparelli.....................................      168   $      441
Senior Vice President, Worldwide Sales
Michael L. Canning.......................................      903   $    2,265
President, Mass Storage Products Company
Suhas S. Patil...........................................      903   $    2,265
Chairman of the Board and Executive Vice President,
Products and Technology
Thomas F. Kelly..........................................       --           --
Executive Vice President, Finance and Administration,
Chief Financial Officer and Treasurer
All current participating executive officers as a group      8,492   $   21,265
(14 persons).............................................
All other employees as a group (2,114 persons)...........  609,677   $1,531,867

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(1)Market value on the date of purchase, minus the purchase price under the Purchase Plan.

                                  PROPOSAL 3

                APPROVAL OF AN AMENDMENT TO THE 1996 STOCK PLAN

  The 1996 Stock Plan (the "Stock Plan") was adopted by the Board of Directors in May 1996 and approved by the Shareholders in August 1996. The Stock Plan replaces the 1987 Stock Option Plan which expired in May 1997. 2,500,000 shares were reserved for issuance under the Stock Plan.

  Stock options play a key role in the Company's ability to recruit, reward and retain executives and key employees. Technology companies have historically used stock options as an important part of recruitment and retention packages. The Company competes directly with these technology companies for experienced executives and engineers and must be able to offer comparable packages to attract the caliber of individual that the Company believes is necessary to provide the growth that shareholders desire. The Stock Plan provides for the grant of options and stock purchase rights to employees and consultants to provide additional incentive to encourage their continued service to the Company.

PROPOSED AMENDMENT TO THE STOCK PLAN

  On March 19, 1997, the Board of Directors increased the shares reserved for issuance under the Stock Plan by 1,000,000 shares and on May 28, 1997, they approved an additional reserve of 1,000,000 shares bringing the total shares reserved for issuance under the Stock Plan to 4,500,000 shares. Proposal 3 seeks shareholder approval of these amendments.

VOTE REQUIRED

  The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Stock Plan.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

  The essential provisions of the Stock Plan are outlined below.

SUMMARY OF THE STOCK PLAN

  GENERAL. The purpose of the Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the Stock Plan. Options granted under the Stock Plan may be either "incentive stock options," as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

  ADMINISTRATION. The Stock Plan may generally be administered by the Board or the Committee appointed by the Board. However, with respect to grants of options to employees who are also officers or directors of the Company ("Insiders"), the Stock Plan will be administered by: (i) the Board if the Board may administer the Stock Plan in a manner complying with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule thereto ("Rule 16b-3") with respect to a plan under which discretionary grants and awards of equity securities are to be made to Insiders; or (ii) a committee designated by the Board to administer the Stock Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 governing a plan under which discretionary grants and awards of equity securities are to be made to Insiders. The administrators of the Stock Plan are referred to herein as the "Administrator".

  ELIGIBILITY; LIMITATIONS. Nonstatutory stock options and stock purchase rights may be granted under the Stock Plan to employees and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

  Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the Stock Plan provides that no employee may be granted, in any fiscal year of the Company, options to purchase more than 400,000 shares of Common Stock. Notwithstanding this limit, however, in connection with an employee's initial employment, he or she may be granted options to purchase up to an additional 800,000 shares of Common Stock.

  TERMS AND CONDITIONS OF OPTIONS. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions;

  (a) EXERCISE PRICE. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the date the option is granted.

  (b) EXERCISE OF OPTION; FORM OF CONSIDERATION. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the Stock Plan generally vest and become exerciseable over four years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Stock Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

  (c) TERM OF OPTION. The Administrator determines the terms of each option, provided that the term of an incentive stock option may be no more than ten
(10) years from the date of grant. No option may be exercised after the expiration of its term.

  (d) TERMINATION OF EMPLOYMENT. If an optionee's employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the Stock Plan expire on the earlier of
(i) the date set forth in his or her notice of grant or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before termination.

  (e) DEATH OR DISABILITY. If an optionee's employment or consulting relationship terminates as a result of death or disability, then all options held by such optionee under the Stock Plan expire on the earlier of (i) 12 months from the date of such termination or (ii) the expiration date of such option. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

  (f) NONTRANSFERABILITY OF OPTIONS: Options granted under the Stock Plan are not transferable other than by will or the laws of descent and distribution, and may be exercisable during the optionee's lifetime only by the optionee.

  (g) OTHER PROVISIONS: The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Stock Plan as may be determined by the Administrator.

  STOCK PURCHASE RIGHTS. A stock purchase right gives the purchaser a period of no longer than 90 days from the date of grant to purchase Common Stock. A stock purchase right is accepted by the execution of a restricted stock purchase agreement between the Company and the purchaser, accompanied by the payment of the purchase price of the shares. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death and disability). The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser. The repurchase option lapses at a rate determined by the Administrator. A stock purchase right is nontransferable other than by will or the laws of descent and distribution, and may be exercisable during the optionee's lifetime only by the optionee. The aggregate number of shares subject to grants or stock purchase rights may not exceed 10% of the shares subject to the Stock Plan.

  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Stock Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Stock Plan, and the exercise price of any such outstanding option or stock purchase right.

  In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

  In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

  AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend, alter, suspend or terminate the Stock Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Stock Plan to the extent necessary and desirable to comply with Rule 16b-3, Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the Board or shareholders may alter or impair any option or stock purchase right previously granted under the Stock Plan without the written consent of the optionee. Unless terminated earlier, the Stock Plan shall terminate ten years from the date of its approval by the shareholders or the Board of the Company, whichever is earlier.

FEDERAL INCOME TAX CONSEQUENCES

  INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition generally measured as the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the amount realized on the sale of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

  STOCK PURCHASE RIGHTS. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

  The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

  Subject to the limitation on deductibility set forth in Section 162(m) of the Code, the Company is entitled to a tax deduction in the same amount as the ordinary income recognized by a purchaser in connection with a purchase of stock under a stock purchase right.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS, AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

                                  PROPOSAL 4

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the current fiscal year ending March 28, 1998. Ernst & Young LLP has audited the Company's financial statements annually since 1984. In the event that a majority of the Votes Cast are against the ratification, the Board of Directors will reconsider its selection.

  A representative of Ernst & Young LLP will be present at the meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR
                                OF PROPOSAL 4.

                            ADDITIONAL INFORMATION

             SHARE OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND
                           CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of March 29, 1997 by (i) each shareholder known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock; (ii) each director; (iii) each of the Named Executive Officers and (iv) all current executive officers and directors of the Company as a group. Unless otherwise indicated in the footnotes, the beneficial owner has sole voting and investment power with respect to the securities beneficially owned, subject only to community property laws, if applicable.

                                                             NUMBER OF
       BENEFICIAL OWNER                                      SHARES (1) PERCENT
       ----------------                                      ---------- -------
   Merrill Lynch Asset Management, L. P. (2)(3)............. 4,000,000   6.05%
    P.O. Box 9011
    Princeton, NJ 08543
   Suhas S. Patil (4)....................................... 1,352,560   2.04
   Michael L. Hackworth (5)................................. 1,363,784   2.06
   Michael L. Canning (6)...................................   403,530      *
   William D. Caparelli (7).................................   298,734      *
   Thomas F. Kelly (8)......................................   240,000      *
   D. James Guzy (9)........................................   187,782      *
   C. Gordon Bell (10)......................................    50,000      *
   C. Woodrow Rea, Jr. (11).................................    31,000      *
   Walden C. Rhines (12)....................................    30,000      *
   Robert H. Smith (13).....................................    16,250      *
   All current executive officers and directors as a group   6,036,628   9.12%
    (19 Persons) (14).......................................

--------
* Less than 1%

 (1) All options granted under the Amended 1987 Stock Option Plan and the Amended 1990 Directors' Stock Option Plan (the "Plans") are immediately exercisable, but shares issued upon exercise of unvested options are subject to vesting restrictions. Accordingly, all outstanding options granted under the Plans are exercisable within sixty (60) days of the Record Date. See "Option Exercises in Last Fiscal Year and Fiscal Year End Option Values" table for vested and unvested shares for the Named Executive Officers.
 (2) As reported in the most recent filings with the Securities and Exchange Commission.
 (3) Merrill Lynch & Co., Inc. shares voting and dispositive power with respect to 4,000,000 shares with Merrill Lynch Group, Inc., Princeton Services, Inc., Merrill Lynch Asset Management, L.P. and Merrill Lynch Growth Fund for Investment and Retirement
 (4) Includes (i) 530,000 shares issuable upon exercise of options held by Dr. Patil exercisable within sixty (60) days of March 29, 1997 and (ii) 73,400 shares held by family members and trusts for the benefit of family members, with respect to which Dr. Patil disclaims beneficial ownership.
 (5) Includes 1,090,000 shares issuable upon exercise of options held by Mr. Hackworth exercisable within sixty (60) days of March 29, 1997.
 (6) Includes 275,348 shares issuable upon exercise of options held by Dr. Canning exercisable within sixty (60) days of March 29, 1997.
 (7) Includes 249,226 shares issuable upon exercise of options held by Mr. Caparelli exercisable within sixty (60) days of March 29, 1997.
 (8) Includes 240,000 shares issuable upon exercise of options held by Mr. Kelly exercisable within sixty (60) days of March 29, 1997.
 (9) Includes 25,000 shares issuable upon exercise of options held by Mr. Guzy exercisable within sixty (60) days of March 29, 1997. Also includes 162,782 shares held by Arbor Company, of which Mr. Guzy is President and may therefore be deemed to be the beneficial owner.

(10) Includes 20,000 shares issuable upon exercise of options held by Dr. Bell exercisable within sixty (60) days of March 29, 1997.
(11) Includes 25,000 shares issuable upon exercise of options held by Mr. Rea exercisable within sixty (60) days of March 29, 1997. Mr. Rea is not standing for reelection.
(12) Includes 30,000 shares issuable upon exercise of options held by Mr. Rhines exercisable within sixty (60) days of March 29, 1997.
(13) Includes 16,250 shares issuable upon exercise of options held by Mr. Smith exercisable within sixty (60) days of March 29, 1997.
(14) Includes 4,130,918 shares issuable upon exercise of options held by executive officers and directors exercisable within sixty (60) days of March 29, 1997.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth the compensation earned during the fiscal years ended March 29, 1997, March 30, 1996 and April 1, 1995, by the Company's Chief Executive Officer, the four highest-paid executive officers.

                                                       LONG-TERM
                                                      COMPENSATION
                            ANNUAL COMPENSATION          AWARDS
                          ------------------------    ------------
                                                       SECURITIES   ALL OTHER
   NAME AND PRINCIPAL           SALARY                 UNDERLYING  COMPENSATION
        POSITION                 (1)      BONUS         OPTIONS        (2)
   ------------------     YEAR -------- ----------    ------------ ------------
Michael L. Hackworth....  1997 $397,488        --        150,00      $ 1,000
President and Chief.....  1996  397,488        --           --       313,078
Executive Officer.......  1995  375,000 $1,073,980      300,000        1,000
William D. Caparelli....  1997  234,133    100,000(3)    93,000      171,973(4)
Senior Vice President...  1996  223,418        --        36,000      167,556
Worldwide Sales.........  1995  205,062    415,511       36,000        1,000
Michael L. Canning......  1997  249,947    200,000(3)    50,000        1,000
President, Mass Storage.  1996  246,578        --        50,000       79,166
Products Company........  1995  227,900    502,601       25,000        1,000
Suhas S. Patil..........  1997  270,504        --        50,000        1,000
Chairman, Executive
 Vice...................  1996  270,504        --        70,000      213,383
President, Products and.  1995  255,200    713,186       70,000        1,000
Technology
Thomas F. Kelly (5).....  1997  255,769        --           --           --
Executive Vice
 President,.............  1996      --                  240,000
Finance and
Administration..........  1995      --         --           --           --
Chief Financial Officer
and Treasurer

--------
(1) Amounts shown are before salary reductions resulting from employee contributions to the Cirrus Logic, Inc. 401(k) Profit Sharing Plan.
(2) Included in the "All Other Compensation" column for the Last Fiscal Year are matching contributions of $1,000 each paid by the Company under the 401(k) Plan to Mr. Hackworth, Mr. Canning and Dr. Patil. No Named Executive Officer received perquisites during fiscal 1997, 1996 or 1995 equal to or in excess of $50,000 or 10% of such Named Executive Officer's salary plus bonus for such fiscal year.
(3) Amount shown is a special retention bonus paid in the Last Fiscal Year.
(4) Includes commission paid for the first, second and third quarters of the Last Fiscal Year.
(5) Mr. Kelly joined the Company in March 1996.

OPTION GRANTS IN LAST FISCAL YEAR

  The following table provides information with respect to options granted in the Last Fiscal Year to the Named Executive Officers.

                           INDIVIDUAL GRANTS
                         -----------------------                     POTENTIAL REALIZABLE VALUE
                                      % OF TOTAL                       AT ASSUMED ANNUAL RATES
                          NUMBER OF    OPTIONS                             OF STOCK PRICE
                         SECURITIES   GRANTED TO                          APPRECIATION FOR
                         UNDERLYING   EMPLOYEES  EXERCISE                    OPTION TERM
                           OPTIONS    IN FISCAL   PRICE   EXPIRATION ---------------------------
          NAME           GRANTED (1)   YEAR (2)   ($/SH)     DATE        5%(3)        10%(3)
          ----           -----------  ---------- -------- ---------- ------------- -------------
Michael L. Hackworth....   150,000(4)    4.42%   $19.375   09/25/06     $1,827,725    $4,631,814
William D. Caparelli....    93,000(5)    2.74%   $19.375   09/25/06     $1,133,190    $2,871,724
Michael L. Canning......    50,000(6)    1.47%   $19.375   09/25/06       $609,242    $1,543,938
Suhas S. Patil..........    50,000(6)    1.47%   $19.375   09/25/06       $609,242    $1,543,938
Thomas F. Kelly.........       --         --         --         --             --            --

--------
(1) All options have exercise prices equal to the fair market value of the Company's Common Stock on the date of grant. The Compensation Committee has the discretion and authority to amend and reprice the outstanding options. On April 30, 1997, the Company granted new options with an exercise price of $9.1875 to current employees and cancelled outstanding options with exercise prices above $9.1875 per share. All replacement options are subject to a one-year blackout on exercise. If an employee voluntarily terminates his employment prior to the end of the blackout period, he will forfeit any repriced options.
(2) Based on 3,396,055 shares granted to all employees during the Last Fiscal Year.
(3) The 5% and 10% assumed compound rates of annual stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.
(4) 37,500 shares vest on September 25, 1997 and 112,500 shares vest monthly from October 25, 1997 through September 25, 2000.
(5) 15,000 shares vest on September 25, 1997, 14,000 shares vest on September 25, 1998 and September 25, 1999, and 50,000 shares vest on September 25, 2000.
(6) 50,000 shares vest on September 25, 2000.

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

  The following table provides information with respect to option exercises in the Last Fiscal Year by the Named Executive Officers and the value of their unexercised options at Fiscal Year End.

                                                                              VALUE OF
                                                        NUMBER OF            UNEXERCISED
                                                  SECURITIES UNDERLYING        IN-THE-
                                                   UNEXERCISED OPTIONS      MONEY OPTIONS
                                                      AT FISCAL YEAR       AT FISCAL YEAR
                                                         END (2)             END (2)(3)
                                                  ---------------------- -------------------
                           SHARES
                         ACQUIRED ON    VALUE
          NAME            EXERCISE   REALIZED (1)   VESTED    UNVESTED     VESTED   UNVESTED
          ----           ----------- ------------ ---------- ----------- ---------- --------
Michael L. Hackworth....     --          --          746,909    333,091  $1,039,227   $8,273
William D. Caparelli....     --          --           54,226    195,000    $190,307 $112,500
Michael L. Canning......     --          --           81,348    194,000    $306,250 $165,000
Suhas S. Patil..........     --          --          269,378    260,622    $856,875 $187,500
Thomas F. Kelly.........     --          --           60,000    180,000         --       --

--------
(1) Market value of the shares on date of exercise, less the exercise price.
(2) All options are immediately exercisable, but shares issued upon exercise are subject to vesting restrictions. Accordingly, there were no unexercisable options outstanding at fiscal year end.
(3) Value is based on fair market value of the Company's Common Stock of $12.125 per share on March 27, 1997 (the last trading day of the Last Fiscal Year), less the exercise price.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                 BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors (the "Committee") is composed only of non-employee directors. The Committee is responsible for reviewing and recommending the Company's compensation practices, executive pay levels, and variable compensation programs to the Board of Directors for approval. The Committee also grants stock options within guidelines approved by the Board of Directors.

COMPENSATION PHILOSOPHY

  The Company's compensation philosophy is to pay for performance. As such, the Committee believes that total cash compensation should vary with the performance of the Company and long-term incentives should be used to ensure the alignment of executive and shareholder interests. Consistent with this philosophy, the Company provides significant annual incentive opportunities and utilizes stock options as a long-term incentive vehicle.

  Cash compensation for the executives in fiscal 1997 consisted of the following components:

  .Base salary

  .Variable compensation based on achievement of Company operating income targets.

  The Committee sets compensation levels for executives based on a review of competitive information. Competitive compensation information is gathered from published surveys of high technology company compensation levels (the "Survey Group") and from proxy statements of particular companies that are considered generally comparable to the Company (the "Proxy Group"). The Proxy Group includes companies used in the peer performance graph as well as other semiconductor or high technology companies that are high growth, profitable, and similar in revenue size to the Company. Recommendations by Company management are examined in light of this information, with the intention of establishing and maintaining competitive total cash compensation levels. In general, the Company has attempted to establish a strong relationship between total cash compensation and Company and individual performance by maintaining base salaries at approximately the 50th percentile of the Survey Group and Proxy Group data, and providing additional incentive opportunity so that total cash compensation (salary plus bonus) approaches 50th percentile levels when the Company's performance is near the middle of the semiconductor companies in the Proxy Group, and has the potential to pay at or near the top of the semiconductor companies in the Proxy Group for commensurate levels of performance. The Company's executive officers did not receive salary increases for fiscal 1997.

  Long-term incentives are provided through stock option grants to key employees, including the Named Executive Officers. The number of shares subject to each stock option grant is based on the employee's current and anticipated future performance and ability to affect achievement of strategic goals and objectives. The Company grants options in order to directly link a significant portion of each executive's total compensation to the long-term interests of shareholders and to encourage key employees to remain employed by the Company during the term of the options.

  The Company maintains a qualified employee stock purchase plan subject to provisions of the Internal Revenue Code, which is generally available to all employees, and pursuant to which employees can purchase Company stock through payroll deductions of up to 10% of their base salaries. This plan allows participants to buy Company Common Stock at a discount from the market price.

  In response to the enactment of Section 162(m) of the Internal Revenue Code and its related proposed regulations which limit deductibility by a corporation of certain executive officer compensation in excess of $1 million per Named Executive Officer per year, the Committee amended the Company's 1987 Stock Option Plan and designed the 1996 Stock Plan to qualify compensation relating to options granted thereunder as "performance-based," which is not subject to the $1 million limit. The Committee has evaluated the Senior Executive Variable Compensation Plan the ("SEVCP") in light of the $1 million limit, and in August 1995 qualified that plan as "performance-based" under
Section 162(m) of the Code. It is the Committee's objective that, so long as it is consistent with it's overall compensation and retention objectives, the Company will endeavor to keep all executive compensation deductible for federal income tax purposes.

BASE SALARY

  In accordance with the Company's compensation philosophy, the base salary rates of the executive officers are generally below the 50th percentile levels of the Survey Group and Proxy Group.

INCENTIVE COMPENSATION

  The SEVCP is designed to motivate and reward the executive officers by making a significant portion of their cash compensation directly dependent upon achieving predetermined corporate and/or business unit financial goals. The performance measures are based on the Company's annual business plan, and are established for quarterly, semi-annual or annual performance periods. In addition, an executive's variable compensation award may be reduced or increased based on achievement of key strategic goals and objectives previously agreed-upon for each executive. Cash payments are made after the end of the performance period for services rendered and performance levels achieved during the performance period.

  For fiscal 1997, the performance measures were based on annual operating profit targets. Because of the Company's financial performance during fiscal 1997, there was no Variable Compensation payments to executive officers pursuant to terms of the SEVCP.

STOCK OPTIONS

  Stock options are granted to align the interests of key employees with those of the shareholders. Stock options are granted at a price equal to the fair market value of the Company's Common Stock on the date of grant. Eligible employees are granted stock options on their date of hire which generally vest over a four-year period from the date of grant. Certain key employees are granted stock options on an annual basis that vest four years from the date of grant. They are granted to key employees, including the Named Executive Officers, based on current performance, anticipated future contribution based on that performance, and ability to affect corporate and/or business unit results. In fiscal 1997, stock options for the executive officers were granted upon recommendation of management and approval of the Committee within guidelines approved by the Board of Directors, and were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.

CEO COMPENSATION

  As described above, the Company's executive pay program is highly leveraged toward variable compensation plans that reward achievement of pre-determined corporate goals and objectives.

  The Committee reviews Mr. Hackworth's base salary annually, considering Company performance, individual performance, and external pay practices. For fiscal 1996, Mr. Hackworth's base salary was set at $397,488. For fiscal 1997, he did not receive a salary increase. The bonus component of the program for fiscal 1997 was based on operating profit targets. Mr. Hackworth did not receive a payment under the SEVCP for fiscal 1997.

  During fiscal 1997, a stock option for 150,000 shares was granted to Mr. Hackworth.

                                          Compensation Committee

                                          C. Woodrow Rea, Jr., Chairman
                                          D. James Guzy
                                          Walden C. Rhines
                                          Robert H. Smith

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee of the Board of Directors for fiscal 1997 consisted of directors Rea, Guzy, Rhines and Smith. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the Last Fiscal Year.

EMPLOYMENT AGREEMENTS AND CERTAIN TRANSACTIONS

  Upon joining the Company, Thomas F. Kelly was granted a non-qualified stock option to purchase 240,000 shares of Cirrus Logic Common Stock. The terms of the option state that in the event of his termination as a result of the Company begin acquired, any unvested shares will vest on the date of termination.

                               PERFORMANCE GRAPH

  The following graph shows a comparison of five-year cumulative total shareholder return, calculated on a dividend reinvestment basis, from March 31, 1992 (the last day of the Company's 1992 fiscal year) through March 27, 1997 (the last trading day of fiscal 1997) for Cirrus Logic, Inc., the S&P 500 Composite Index (the "S&P 500") and the Semiconductor Subgroup of the S&P Electronics Index (the "Semiconductor Index"). The graph assumes that $100 was invested in each of these three on March 31, 1992. Note that historic stock price performance is not necessarily indicative of future stock price performance.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
     AMONG CIRRUS LOGIC, INC., S&P 500 INDEX AND S&P ELECTRONICS INDEX

                        PERFORMANCE GRAPH APPEARS HERE

                             CIRRUS                      S&P
Measurement Period           LOGIC,         S&P          ELECTRONICS
(Fiscal Year Covered)        INC.           500 INDEX    GROUP
-------------------          ----------     ---------     ----------
Measurement Pt-03/92         $100           $100         $100
FYE 03/93                    $133           $115         $187
FYE 03/94                    $173           $117         $251
FYE 03/95                    $178           $135         $301
FYE 03/96                    $189           $179         $332
FYE 03/97                    $127           $214         $705

         COMPLIANCE WITH SECTION 16 (A) OF THE SECURITIES EXCHANGE ACT

  Section 16(a) of the Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the Last Fiscal Year, all filing requirements applicable to its officers, directors and ten percent shareholders were complied with.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Robert F. Donohue, Secretary

Fremont, California
June 16, 1997

1008-PS-97
150007-01

                              CIRRUS LOGIC, INC.
                                1996 STOCK PLAN

                 (as amended March 19, 1997 and May 28, 1997)

1.   Purposes of the Plan.  The purposes of this Stock Plan are:
     --------------------

     . to attract and retain the best available personnel for positions of substantial responsibility,

     . to provide additional incentive to Employees and Consultants, and

     . to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2.   Definitions.  As used herein, the following definitions shall apply:
     -----------

     a) "Administrator" means the Board or any of its Committees as shall be
         -------------
         administering the Plan, in accordance with Section 4 of the Plan.

     b) "Applicable Laws" means the legal requirements relating to the
         ---------------
        administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights will be or are being granted under the Plan.

     c) "Board" means the Board of Directors of the Company.
         -----

     d) "Code" means the Internal Revenue Code of 1986, as amended.
         ----

     e) "Committee"  means a Committee appointed by the Board in accordance
         ---------
        with Section 4 of the Plan.

     f) "Common Stock" means the Common Stock of the Company.
         ------------

     g) "Company" means Cirrus Logic, Inc., a California corporation.
         -------

     h) "Consultant" means any person, including an advisor, engaged by the
         ----------
         Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     i) "Continuous Status as an Employee or Consultant" means that the
         ----------------------------------------------
        employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any

        Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

  j)   "Director" means a member of the Board.
        --------

  k)   "Disability" means total and permanent disability as defined in
        ----------
        Section 22(e)(3) of the Code.

  l)   "Employee" means any person, including Officers and Directors,
        --------
        employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

  m)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.
        ------------

  n)   "Fair Market Value" means, as of any date, the value of Common Stock
        -----------------
        determined as follows:

        i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

        ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

        iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

  o)   "Incentive Stock Option" means an Option intended to qualify as an
        ----------------------
        incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

  p)   "Nonstatutory Stock Option" means an Option not intended to qualify as
        -------------------------
        an Incentive Stock Option.

  q)   "Notice of Grant" means a written notice evidencing certain terms and
        ---------------
        conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

  r)   "Officer" means a person who is an officer of the Company within the
        -------
        meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  s)   "Option" means a stock option granted pursuant to the Plan.
        ------

      t)   "Option Agreement" means a written agreement between the Company and
            ----------------
            an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

      u)   "Optioned Stock" means the Common Stock subject to an Option or Stock
            --------------
            Purchase Right.

      v)   "Optionee" means an Employee or Consultant who holds an outstanding
            --------
            Option or Stock Purchase Right.

      w)   "Parent" means a "parent corporation", whether now or hereafter
            ------
            existing, as defined in Section 424(e) of the Code.

      x)   "Plan" means this 1996 Stock Option Plan.
            ----

      y)   "Restricted Stock" means shares of Common Stock acquired pursuant to
            ----------------
            a grant of Stock Purchase Rights under Section 11 below.

      z)   "Restricted Stock Purchase Agreement" means a written agreement
            -----------------------------------
            between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

      aa)  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to
            ----------
            Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

      bb)  "Section 16(b)" means Section 16(b) of the Securities Exchange Act of
            -------------
            1934, as amended.

      cc)  "Share" means a share of the Common Stock, as adjusted in accordance
            -----
            with Section 13 of the Plan.

      dd)  "Stock Purchase Right" means the right to purchase Common Stock
            --------------------
            pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

      ee)  "Subsidiary" means a "subsidiary corporation", whether now or
            ----------
            hereafter existing, as defined in Section 424(f) of the Code.

3.   Stock Subject to the Plan.  Subject to the provisions of Section 13 of the
     -------------------------
     Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 4,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     a) If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however,
                                                             --------
        that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

4.   Administration of the Plan.
     --------------------------

     a) Procedure.
        ---------

        i)   Multiple Administrative Bodies.  If permitted by Rule 16b-3, the
             ------------------------------
             Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

        ii)  Administration With Respect to Directors and Officers Subject to
             ----------------------------------------------------------------
             Section 16(b).  With respect to Option or Stock Purchase Right
             -------------
             grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which
             Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

        iii) Administration With Respect to Other Persons.  With respect to
             --------------------------------------------
             Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

     b)  Powers of the Administrator.  Subject to the provisions of the Plan,
         ---------------------------
         and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

         i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

         ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

        iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

        iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

        v)    to approve forms of agreement for use under the Plan;

        vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

        vii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

        viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

        ix) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

        x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

        xi) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

        xii) to make all other determinations deemed necessary or advisable for administering the Plan.

     c)  Effect of Administrator's Decision.  The Administrator's decisions,
         ----------------------------------
         determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

5.   Eligibility.  Nonstatutory Stock Options and Stock Purchase Rights may be
     -----------
     granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

6.   Limitations.
     -----------

     a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.

     b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

     c)  The following limitations shall apply to grants of Options to
         Employees:

        i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 400,000 Shares.

        ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 800,000 Shares which shall not count against the limit set forth in subsection (i) above.

        iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

        iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above.

7.   Term of Plan.  Subject to Section 19 of the Plan, the Plan shall become
     ------------
     effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

8.   Term of Option.  The term of each Option shall be stated in the Notice of
     --------------
     Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

9.   Option Exercise Price and Consideration.
     ---------------------------------------

     a)   Exercise Price.  The per share exercise price for the Shares to be
          --------------
          issued pursuant to exercise of an Option shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     b)   Waiting Period and Exercise Dates.  At the time an Option is granted,
          ---------------------------------
          the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until either the completion of a service period or the achievement of performance criteria with respect to the Company or the Optionee.

      c)  Form of Consideration.  The Administrator shall determine the
          ---------------------
          acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

          i)    cash;

          ii)   check;

          iii)  promissory note;

          iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

          vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

          vii)  any combination of the foregoing methods of payment; or

          viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.  Exercise of Option.
     ------------------

     a)   Procedure for Exercise; Rights as a Shareholder. Any Option granted
          -----------------------------------------------
          hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

          i)   An Option may not be exercised for a fraction of a Share.

          ii)  An Option shall be deemed exercised when the Company receives:
               (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and
               (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
               Section 13 of the Plan.

          iii) Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     b)   Termination of Employment or Consulting Relationship.  Upon
          ----------------------------------------------------
          termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Notice of Grant to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. Notwithstanding the above, in the event the Company is involved in a merger as a result of which Optionees are precluded from selling shares of the acquiring company until the publication of financial results covering post-merger combined operations ("Pooling Restrictions"), options held by Optionees subject to such Pooling Restrictions (including options that are assumed or substituted pursuant to Section 13(c)) shall remain exercisable until five (5) business days after the expiration of such Pooling Restrictions (but not beyond the original term of the Option) notwithstanding an earlier termination of such Optionee's Continuous Status as an Employee or Consultant. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     c) Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, the Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. In such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

     d)   Disability of Optionee.  Upon termination of an Optionee's Continuous
          ----------------------
          Status as an Employee or Consultant as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months (or such other period of time as is determined by the Administrator) from the date of termination, but only to the extent that the Optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option as set forth in the Notice of Grant). If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     e)   Death of Optionee.  In the event of the death of an Optionee, the
          -----------------
          Option may be exercised at any time within twelve (12) months (or such other period of time as is determined by the Administrator) following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     f)   Rule 16b-3.  Options granted to individuals subject to Section 16 of
          ----------
          the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.


11.  Stock Purchase Rights.
     ---------------------

     a)   Rights to Purchase.  Stock Purchase Rights may be issued either alone,
          ------------------
          in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed ninety (90) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator. The aggregate number of Shares subject to grants of Stock Purchase Rights shall not exceed ten percent (10%) of the Shares subject to the Plan pursuant to Section 3.

     b)   Repurchase Option.  Unless the Administrator determines otherwise, the
          -----------------
          Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability); provided that the minimum period of employment over which any such Company repurchase option lapses shall not be less than three (3) years. The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

     c)   Rule 16b-3.  Stock Purchase Rights granted to Insiders, and Shares
          ----------
          purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

     d)   Other Provisions.  The Restricted Stock Purchase Agreement shall
          ----------------
          contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

     e)   Rights as a Shareholder.  Once the Stock Purchase Right is exercised,
          -----------------------
          the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     f)   Issuance of Shares.  As soon as possible after full payment of the
          ------------------
          purchase price, the Shares purchased shall be duly issued; provided, however, that the Administrator may require that the purchaser make adequate provision for any Federal and State withholding obligations of the Company as a condition to such purchase.

     g)   Shares Available Under the Plan. Exercise of a Stock Purchase Right in
          -------------------------------
          any manner shall result in a decrease in the number of Shares that thereafter shall be available for reissuance under the Plan.

12.  Non-Transferability of Options and Stock Purchase Rights.  An Option or
     --------------------------------------------------------
     Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

13.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset
     ------------------------------------------------------------------------
     Sale.
     ----

     a)   Changes in Capitalization.  Subject to any required action by the
          -------------------------
          shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.


     b)   Dissolution or Liquidation.   In the event of the proposed dissolution
          --------------------------
          or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Purchase Right until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

     c)   Merger or Asset Sale.  In the event of a merger of the Company with or
          --------------------
          into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, or in the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Stock Purchase Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

14.  Date of Grant.  The date of grant of an Option or Stock Purchase Right
     -------------
     shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

15.  Amendment and Termination of the Plan.
     -------------------------------------

     a)  Amendment and Termination.  The Board may at any time amend, alter,
         -------------------------
         suspend or terminate the Plan.

     b)  Shareholder Approval.  The Company shall obtain shareholder approval of
         --------------------
         any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Sections 162(m) or 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

     c)  Effect of Amendment or Termination.  No amendment, alteration,
         ----------------------------------
         suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

16.  Conditions Upon Issuance of Shares.
     ----------------------------------

     a)  Legal Compliance.  Shares shall not be issued pursuant to the exercise
         ----------------
         of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     b)  Investment Representations.  As a condition to the exercise of an
         --------------------------
         Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17.  Liability of Company.
     --------------------

     a)  Inability to Obtain Authority.  The inability of the Company to obtain
         -----------------------------
         authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     b)  Grants Exceeding Allotted Shares.  If the Optioned Stock covered by an
         --------------------------------
         Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

18.  Reservation of Shares.  The Company, during the term of this Plan, will at
     ---------------------
     all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.  Shareholder Approval  Continuance of the Plan shall be subject to approval
     --------------------
     by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                              CIRRUS LOGIC, INC.

                   AMENDED 1989 EMPLOYEE STOCK PURCHASE PLAN
                   -----------------------------------------


  The following constitute the provisions of the 1989 Employee Stock Purchase Plan of Cirrus Logic, Inc., as amended March 22, 1990, March 21, 1991, April 7, 1992, May 25, 1993, May 5, 1994, April 17, 1995, May 21, 1996 and March 19,
1997.

  1.  Purpose.  The purpose of the Plan is to provide employees of the
         -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

  2.  Definitions.
      -----------

      (a) "Board" shall mean the Board of Directors of the Company.
           -----

      (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

      (c) "Common Stock" shall mean the Common Stock, no par value, of the
           ------------
Company.

      (d) "Company" shall mean Cirrus Logic, Inc., a California corporation.
           -------

      (e) "Compensation" shall mean gross earnings, including payments for
           ------------
overtime, incentive payments, bonuses and commissions.

      (f) "Continuous Status as an Employee" shall mean the absence of any
           --------------------------------
interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

      (g) "Designated Subsidiaries" shall mean the Subsidiaries which have
           -----------------------
been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

      (h) "Employee" shall mean any person, including an officer, who is
           --------
customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

      (i) "Exercise Date" shall mean the last day of each offering period of
           -------------
the Plan.

      (j) "Offering Date" shall mean the first day of each offering period
           -------------
of the Plan.

      (k) "Plan" shall mean this Amended 1989 Employee Stock Purchase Plan.
           ----

      (l) "Subsidiary" shall mean a corporation, domestic or foreign, of
           ----------
which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

  3.  Eligibility.
      -----------

      (a) Any person who is an Employee as of the Offering Date of the first offering period shall be eligible to participate in such offering period under the Plan; thereafter, any person who is an Employee fifteen (15) days prior to the Offering Date of a given offering period shall be eligible to participate in such offering period under the Plan. The eligibility criteria set forth in this Paragraph 3(a) is subject to the requirements of the paragraph 5(a) and the limitations imposed by Section 423(b) of the Code.

      (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 425(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

  4.  Offering Periods.  The Plan shall be implemented by one offering during
      ----------------
each six month period of the Plan. The first offering period shall commence on the effective date of the Company's initial public offering pursuant to a Registration Statement filed with the Securities and Exchange Commission and shall terminate on December 31, 1989. Subsequent offering periods shall continue until the Plan is terminated in accordance with paragraph 19 hereof. The Board of Directors of the Company shall have the power to change the duration of offering periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering period to be affected.

  5.  Participation.
      -------------

      (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deduction on the form provided by the Company and filing it with the Company's payroll office fifteen
(15) days prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering.

      (b) Payroll deductions for a participant shall commence on the first payroll following the Offering Date and shall end on the Exercise Date of the offering to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 10.

  6.  Payroll Deductions.
      ------------------

      (a) At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the offering period in an amount not exceeding fifteen percent (15%) of the Compensation which he received on the payday immediately preceding the Offering Date, and the aggregate of such payroll deductions during the offering period shall not exceed fifteen percent (15%) of his aggregate Compensation during said offering period.

      (b) All payroll deductions made by a participant shall be credited to his account under the Plan. A participant may not make any additional payments into such account.

      (c) A participant may discontinue his participation in the Plan as provided in paragraph 10, or may lower, but not increase, the rate of his payroll deductions during the offering period by completing or filing with the Company a new authorization for payroll deduction. The change in rate shall be effective fifteen (15) days following the Company's receipt of the new authorization.

  7.  Grant of Option.
      ---------------

      (a) On the Offering Date of each offering period, each eligible
Employee participating in the Plan shall be granted an option to purchase (at the per share option price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions to be accumulated during such offering period (not to exceed an amount equal to fifteen percent (15%) of his Compensation as of the date of the commencement of the applicable offering period) by eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, subject to the limitations set forth in Section 3(b) and 12 hereof. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein.

      (b) The option price per share of the shares offered in a given offering period shall be the lower of: (i) eighty-five percent (85%) of the fair market value of a share of the Common

Stock of the Company on the Offering Date; or (ii) eighty-five percent (85%) of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock for such date, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on such date, as reported in the Wall Street Journal.

  8.  Exercise of Option.  Unless a participant withdraws from the Plan as
      ------------------
provided in paragraph 10, his option for the purchase of shares will be exercised automatically on the Exercise Date of the offering period, and the maximum number of full shares subject to option will be purchased for him at the applicable option price with the accumulated payroll deductions in his account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his lifetime, a participant's option to purchase shares hereunder is exercisable only by him.

  9.  Delivery.  Within 30 days after the Exercise Date of each offering
      --------
period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him of shares at the termination of each offering period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be carried forward to the subsequent offering period.

  10.  Withdrawal; Termination of Employment.
       -------------------------------------

       (a) A participant may withdraw all but not less than all the payroll deductions credited to his account under the Plan fifteen (15) days prior to the Exercise Date of the offering period by giving written notice to the Company. All of the participant's payroll deductions credited to his account will be paid to him within thirty (30) days after receipt of his notice of withdrawal and his option for the current period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the offering period.

       (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of the offering period for any reason, including retirement or death, the payroll deductions credited to his account will be returned to him or, in the case of his death, to the person or persons entitled thereto under paragraph 14, and his option will be automatically terminated.

       (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the offering period in which the employee is a participant, he will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his account will be returned to him and his option terminated.

       (d) A participant's withdrawal from an offering will not have any effect upon his eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

  11.  Interest.  No interest shall accrue on the payroll deductions of a
       --------
participant in the Plan.


  12.  Stock.
       -----

       (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 4,400,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an offering period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

       (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

       (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his spouse.

  13.  Administration.  The Plan shall be administered by the Board of the
       --------------
Company or a committee of members of the Board appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

       (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

       (b) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

  14.  Designation of Beneficiary.
       --------------------------

       (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the offering period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the offering period.

       (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

  15.  Transferability.  Neither payroll deductions credited to a
       ---------------
participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

  16.  Use of Funds.  All payroll deductions received or held by the Company
       ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

  17.  Reports.  Individual accounts will be maintained for each participant
       -------
in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance carried forward to the subsequent offering period, if any.

  18.  Adjustments Upon Changes in Capitalization.  Subject to any required
       ------------------------------------------
action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the

Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

  In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the option will terminate upon the expiration of such period.

  The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

  19.  Amendment or Termination.  The Board of Directors of the Company may
       ------------------------
at any time terminate or amend the Plan. Except as provided in paragraph 18, no such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant, nor may an amendment be made without prior approval of the shareholders of the Company (obtained in the manner described in paragraph 21) if such amendment would increase the number of shares that may be issued under the Plan.

  20.  Notices.  All notices or other communications by a participant to the
       -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

  21.  Shareholder Approval.
       --------------------

       (a) Any required approval of the shareholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

       (b) If any required approval by the shareholders of the Plan itself or of any amendment to increase the number of shares reserved for issuance under the Plan is solicited at any time other than in the manner described in paragraph 21(a) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the granting of an option hereunder to an officer or director do the following:

           (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

           (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (ii) hereof not later than the date on which such information is first sent or given to shareholders.

  22.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
       ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.  Term of Plan.  The Plan shall become effective upon the earlier to occur of
     ------------
its adoption by the Board of Directors or its approval by the shareholders of the Company as described in paragraph 21. It shall continue in effect for a term of twenty (20) years unless sooner terminated under paragraph 19.

                                  DETACH HERE
                                                                           CIR 2

                              CIRRUS LOGIC, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
P                 PROXY FOR 1997 ANNUAL MEETING OF SHAREHOLDERS

R    The undersigned shareholder of CIRRUS LOGIC, INC., a California corpora-
   tion hereby acknowledges receipt of the Notice of Annual Meeting of O Shareholders and Proxy Statement, each dated June 16, 1997 and the Company's
   Annual Report for its fiscal year ended March 29, 1997, and hereby appoints
X Robert F. Donohue and Michael L. Hackworth and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in
Y the name of the undersigned, to be held on July 31, 1997 at 2:00 p.m., local time at 3100 West Warren Avenue, Fremont, California 94538 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

                                                                   -----------
                                                                   SEE REVERSE
                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
                                                                   -----------

                            DETACH HERE
                                                                           CIR 3

[X]  Please mark
     votes as in
     this example.

  THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, AND FOR PROPOSALS 2, 3, 4 AND 5.

  1.  Election of Directors

  Nominees:  Michael L. Hackworth, Suhas S. Patil,
  C. Gordon Bell, D. James Guzy, Walden C. Rhines,
  Robert H. Smith

        FOR             WITHHOLD                     MARK HERE
        [_]               [_]                        FOR ADDRESS   [_]
                                                     CHANGE AND
  [_] ______________________________________         NOTE BELOW
      For all nominees except as noted above


                                                    FOR  AGAINST  ABSTAIN
2. To approve an amendment to the Company's 1989    [_]    [_]     [_]
   Employee Stock Purchase Plan to increase the number of shares of Common Stock available for grant under the Plan by 1,000,000 shares.

                                                    FOR  AGAINST  ABSTAIN
3. To approve an amendment to the 1996 Stock        [_]    [_]      [_]
   Plan to increase the number of shares of Common Stock available for grant under the Plan by 2,000,000 shares.

                                                    FOR  AGAINST  ABSTAIN
4. To ratify the appointment of Ernst & Young       [_]    [_]     [_]
   LLP as independent auditors of the Company.


5. To transact such other business as may properly come before the meeting or any adjournment thereof.


Signature:___________________________________________ Date:____________________


Signature:___________________________________________ Date:____________________